FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
FINANCIAL INSTRUMENTS
FINANCIAL INSTRUMENTS
Financial instruments include cash; evidence of ownership in an entity; or a contract that imposes an obligation on one party and conveys a right to a second entity to deliver/receive cash or another financial instrument. Information on certain types of financial instruments is included elsewhere in these consolidated financial statements as follows: accounts receivable (note 18); restricted share units (note 34b).
a) Cash and Equivalents
Cash and equivalents include cash, term deposits, treasury bills and money market investments with original maturities of less than 90 days.

	As at December 31, 2018	As at December 31, 2017
Cash deposits	$842	$662
Term deposits	477	427
Money market investments	252	1,145
	$1,571	$2,234

Of total cash and cash equivalents as of December 31, 2018, $383 million (2017: $305 million) was held in subsidiaries which have regulatory regulations, contractual restrictions or operate in countries where exchange controls and other legal restrictions apply and are therefore not available for general use by the Company.
b) Debt and Interest[1]

	Closing balance December 31, 2017	Proceeds	Repayments	Amortization and other[2]	Closing balance December 31, 2018
4.4%/5.7% notes[3,9]	$1,468	$—	($629)	$3	$842
3.85%/5.25% notes	1,079	—	—	—	1,079
5.80% notes[4,9]	395	—	—	—	395
6.35% notes[5,9]	593	—	—	1	594
Other fixed rate notes[6,9]	1,326	—	—	—	1,326
Capital leases[7]	46	—	(27)	—	19
Other debt obligations	603	—	(3)	(2)	598
5.75% notes[8,9]	842	—	—	—	842
Acacia credit facility[10]	71	—	(28)	—	43
	$6,423	$—	($687)	$2	$5,738
Less: current portion[11]	(59)	—	—	—	(43)
	$6,364	$—	($687)	$2	$5,695

	Closing balance December 31, 2016	Proceeds	Repayments	Amortization and other[2]	Closing balance December 31, 2017
4.4%/5.7% notes[3,9]	$1,467	$—	$—	$1	$1,468
3.85%/5.25% notes	1,078	—	—	1	1,079
5.80% notes[4,9]	395	—	—	—	395
6.35% notes[5,9]	593	—	—	—	593
Other fixed rate notes[6,9]	1,607	—	(279)	(2)	1,326
Project financing	400	—	(423)	23	—
Capital leases[7]	114	—	(68)	—	46
Other debt obligations	609	—	(4)	(2)	603
4.10%/5.75% notes[8,9]	1,569	—	(731)	4	842
Acacia credit facility[10]	99	—	(28)	—	71
	$7,931	$—	($1,533)	$25	$6,423
Less: current portion[11]	(143)	—	—	—	(59)
	$7,788	$—	($1,533)	$25	$6,364

[1]
The agreements that govern our long-term debt each contain various provisions which are not summarized herein. These provisions allow Barrick, at its option, to redeem indebtedness prior to maturity at specified prices and also may permit redemption of debt by Barrick upon the occurrence of certain specified changes in tax legislation.

[2]	Amortization of debt premium/discount and increases (decreases) in capital leases.

[3]	Consists of $nil (2017: $629 million) of our wholly-owned subsidiary Barrick North America Finance LLC (“BNAF”) notes due 2021 and $850 million (2017: $850 million) of BNAF notes due 2041.

[4]	Consists of $400 million (2017: $400 million) of 5.80% notes which mature in 2034.

[5]	Consists of $600 million (2017: $600 million) of 6.35% notes which mature in 2036.

[6]
Consists of $1.3 billion (2017: $1.3 billion) in conjunction with our wholly-owned subsidiary BNAF and our wholly-owned subsidiary Barrick (PD) Australia Finance Pty Ltd. (“BPDAF”). This consists of $248 million (2017: $248 million) of BPDAF notes due 2020, $250 million (2017: $250 million) of BNAF notes due 2038 and $850 million (2017: $850 million) of BPDAF notes due 2039.

[7]	Consists primarily of capital leases at Pascua-Lama, $9 million and Lagunas Norte, $7 million (2017: $13 million and $27 million, respectively).

[8]	Consists of $850 million (2017: $850 million) in conjunction with our wholly-owned subsidiary BNAF.

[9]
We provide an unconditional and irrevocable guarantee on all BNAF, BPDAF, Barrick Gold Finance Company (“BGFC”), and Barrick (HMC) Mining (“BHMC”) notes and generally provide such guarantees on all BNAF, BPDAF, BGFC, and BHMC notes issued, which will rank equally with our other unsecured and unsubordinated obligations.

[10]	Consists of an export credit backed term loan facility.

[11]
The current portion of long-term debt consists of other debt obligations ($4 million; 2017: $4 million), capital leases ($11 million; 2017: $27 million) and Acacia credit facility ($28 million; 2017: $28 million).

1.75%/2.9%/4.4%/5.7% Notes
In June 2011, BNAF issued an aggregate of $4.0 billion in debt securities comprised of: $700 million of 1.75% notes that had an original maturity date in 2014 and $1.1 billion of 2.90% notes that had an original maturity date in 2016 issued by Barrick (collectively, the “Barrick Notes”) as well as $1.35 billion of 4.40% notes that mature in 2021 and $850 million of 5.70% notes that mature in 2041 issued by BNAF (collectively, the “BNAF Notes”). Barrick provides an unconditional and irrevocable guarantee of the BNAF Notes. The Barrick Notes and the guarantee in respect of the BNAF Notes will rank equally with Barrick’s other unsecured and unsubordinated obligations.

During 2013, the entire balance ($700 million) of the 1.75% notes was repaid along with $871 million of the $1.1 billion of 2.9% notes. During 2015, the remainder ($229 million) of the $1.1 billion of 2.9% notes was repaid. During 2016, $721 million of the $1.35 billion of the 4.4% notes was repaid. During 2018, the remaining $629 million of the 4.4% notes was repaid.

3.85% and 5.25% Notes
On April 3, 2012, we issued an aggregate of $2 billion in debt securities comprised of $1.25 billion of 3.85% notes that mature in 2022 and $750 million of 5.25% notes that mature in 2042. During 2015, $913 million of the 3.85% notes was repaid.

Other Fixed Rate Notes
On October 16, 2009, we issued two tranches of debentures totaling $1.25 billion through our wholly-owned indirect subsidiary Barrick (PD) Australia Finance Pty Ltd. (“BPDAF”) consisting of $850 million of 30-year notes with a coupon rate of 5.95%, and $400 million of 10-year notes with a coupon rate of 4.95%. We also provide an unconditional and irrevocable guarantee of these payments, which rank equally with our other unsecured and unsubordinated obligations. During 2016, $152 million of the $400 million of the 4.95% notes was repaid.

On March 19, 2009, we issued an aggregate of $750 million of 10-year notes with a coupon rate of 6.95% for general corporate purposes. The notes are unsecured, unsubordinated obligations and rank equally with our other unsecured, unsubordinated obligations. During 2015, $275 million was repaid. During 2016, an additional $196 million was repaid. During 2017, the remaining $279 million was repaid.

In September 2008, we issued an aggregate of $1.25 billion of notes through our wholly-owned indirect subsidiaries Barrick North America Finance LLC and Barrick Gold Financeco LLC (collectively, the “LLCs”) consisting of $500 million of 5-year notes with a coupon rate of 6.125%, $500 million of 10-year notes with a coupon rate of 6.8%, and $250 million of 30-year notes with a coupon rate of 7.5%. We also provide an unconditional and irrevocable guarantee of these payments, which rank equally with our other unsecured and unsubordinated obligations.

During 2013, the entire balance ($500 million) of the 5-year notes with a coupon rate of 6.125% that was due in September 2013 was repaid. During 2016, the entire balance ($500 million) of the 10-year notes with a coupon rate of 6.8% was repaid.

Pueblo Viejo Project Financing Agreement
In April 2010, Barrick and Goldcorp finalized terms for $1.035 billion (100% basis) in project financing for Pueblo Viejo. The project financing was non-recourse subject to guarantees provided by Barrick and Goldcorp for their proportionate share which would terminate upon Pueblo Viejo meeting certain operating completion tests and are subject to an exclusion for certain political risk events. On February 17, 2015, we received notification that the completion tests had been met, resulting in termination of the guarantees. The lending syndicate was comprised of international financial institutions including export development agencies and commercial banks.

We had drawn the entire $1.035 billion. During 2017, the remaining principal balance of the Pueblo Viejo Financing Agreement was fully repaid.

Amendment and Refinancing of the Credit Facility
In November 2018, we amended a credit and guarantee agreement (the “Credit Facility”) with certain Lenders, which requires such Lenders to make available to us a credit facility of $3.0 billion or the equivalent amount in Canadian dollars. The Credit Facility, which is unsecured, currently has an interest rate of London Interbank Offered Rate (“LIBOR”) plus 1.25% on drawn amounts, and a commitment rate of 0.175% on undrawn amounts. Also in November 2018, the termination date of the Credit Facility was extended from January 2023 to January 2024. The Credit Facility is undrawn as at December 31, 2018.

2.50%/4.10%/5.75% Notes
On May 2, 2013, we issued an aggregate of $3 billion in notes through Barrick and our wholly-owned indirect subsidiary BNAF consisting of $650 million of 2.50% notes that matured in 2018, $1.5 billion of 4.10% notes that mature in 2023 and $850 million of 5.75% notes issued by BNAF that mature in 2043. $2 billion of the net proceeds from this offering were used to repay amounts outstanding under our revolving credit facility at that time. We provided an unconditional and irrevocable guarantee on the $850 million of 5.75% notes issued by BNAF, which will rank equally with our other unsecured and unsubordinated obligations.

During 2013, $398 million of the $650 million 2.50% notes was repaid. During 2015, $769 million of 4.10% notes and $129 million of 2.5% notes were repaid. During 2016, the remainder ($123 million) of the $650 million of the 2.50% notes was repaid. During 2017, the remaining $731 million of the 4.10% notes was repaid.

Acacia Credit Facility
In January 2013, Acacia concluded negotiations with a group of commercial banks for the provision of an export credit backed term loan facility (the “Facility”) for the amount of US $142 million. The Facility was put in place to fund a substantial portion of the construction costs of the CIL circuit at the process plant at the Bulyanhulu Project. The Facility has a term of seven years and, when drawn, the spread over LIBOR will be 250 basis points. The Facility is repayable in equal installments over the term of the Facility, after a two-year repayment holiday period. The interest rate has been fixed at an effective rate of 3.6% through the use of an interest rate swap. At December 31, 2014, the full value of the Facility was drawn. During 2015, $14 million was repaid. During 2016, $29 million was repaid. During 2017, $28 million was repaid. During 2018, $28 million was repaid.

	2018		2017
For the years ended December 31	Interest cost	Effective rate[1]	Interest cost	Effective rate[1]
4.4%/5.7% notes	$63	5.25%	$77	5.23%
3.85%/5.25% notes	53	4.87%	53	4.87%
5.80% notes	23	5.85%	23	5.85%
6.35% notes	39	6.41%	38	6.41%
Other fixed rate notes	83	6.16%	93	6.38%
Project financing	—	—%	14	7.04%
Capital leases	2	6.18%	3	3.60%
Other debt obligations	38	6.55%	31	6.55%
4.10%/5.75% notes	49	5.79%	72	5.12%
Acacia credit facility	5	3.59%	6	3.59%
Deposits on Pascua-Lama silver sale agreement (note 29)	65	8.25%	66	8.37%
Deposits on Pueblo Viejo gold and silver streaming agreement (note 29)	33	6.41%	35	6.14%
	$453		$511
Less: interest capitalized	(9)		—
	$444		$511

[1]
The effective rate includes the stated interest rate under the debt agreement, amortization of debt issue costs and debt discount/premium and the impact of interest rate contracts designated in a hedging relationship with debt.

 Scheduled Debt Repayments[1]

	Issuer	Maturity Year	2019	2020	2021	2022	2023	2024 and thereafter	Total
4.95% notes[3]	BPDAF	2020	$—	$248	$—	$—	$—	$—	$248
7.31% notes[2]	BGC	2021	—	—	7	—	—	—	7
3.85% notes	BGC	2022	—	—	—	337	—	—	337
7.73% notes[2]	BGC	2025	—	—	—	—	—	6	6
7.70% notes[2]	BGC	2025	—	—	—	—	—	5	5
7.37% notes[2]	BGC	2026	—	—	—	—	—	32	32
8.05% notes[2]	BGC	2026	—	—	—	—	—	15	15
6.38% notes[2]	BGC	2033	—	—	—	—	—	200	200
5.80% notes	BGC	2034	—	—	—	—	—	200	200
5.80% notes	BGFC	2034	—	—	—	—	—	200	200
6.45% notes[2]	BGC	2035	—	—	—	—	—	300	300
6.35% notes	BHMC	2036	—	—	—	—	—	600	600
7.50% notes[3]	BNAF	2038	—	—	—	—	—	250	250
5.95% notes[3]	BPDAF	2039	—	—	—	—	—	850	850
5.70% notes	BNAF	2041	—	—	—	—	—	850	850
5.25% notes	BGC	2042	—	—	—	—	—	750	750
5.75% notes	BNAF	2043	—	—	—	—	—	850	850
Other debt obligations[2]			4	1	—	—	—	—	5
Acacia credit facility			28	14	—	—	—	—	42
			$32	$263	$7	$337	$—	$5,108	$5,747
Minimum annual payments under capital leases			$11	$4	$1	$1	$1	$2	$20

[1]	This table illustrates the contractual undiscounted cash flows, and may not agree with the amounts disclosed in the consolidated balance sheet.

[2]	Included in Other debt obligations in the Long-Term Debt table.

[3]	Included in Other fixed rate notes in the Long-Term Debt table.

c)    Derivative Instruments (“Derivatives”)
In the normal course of business, our assets, liabilities and forecasted transactions, as reported in US dollars, are impacted by various market risks including, but not limited to:

Item	Impacted by

● Sales	● Prices of gold, silver and copper

o By-product credits	o Prices of silver, copper and gold

● Cost of sales

o Consumption of diesel fuel, propane, natural gas, and electricity	o Prices of diesel fuel, propane, natural gas, and electricity

o Non-US dollar expenditures	o Currency exchange rates - US dollar versus A$, ARS, C$, CLP, DOP, EUR, PGK, TZS, ZAR, and ZMW

● General and administration, exploration and evaluation costs	● Currency exchange rates - US dollar versus A$, ARS, C$, CLP, DOP, GBP, PGK, TZS, ZAR, and ZMW

● Capital expenditures

o Non-US dollar capital expenditures	o Currency exchange rates - US dollar versus A$, ARS, C$, CLP, DOP, EUR, GBP, PGK, and ZAR

o Consumption of steel	o Price of steel

● Interest earned on cash and equivalents	● US dollar interest rates

● Interest paid on fixed-rate borrowings	● US dollar interest rates

The time frame and manner in which we manage those risks varies for each item based upon our assessment of the risk and available alternatives for mitigating risk. For these particular risks, we believe that derivatives are an appropriate way of managing the risk.

We use derivatives as part of our risk management program to mitigate variability associated with changing market values related to the hedged item. Many of the derivatives we use meet the hedge effectiveness criteria and are designated in a hedge accounting relationship.

Certain derivatives are designated as either hedges of the fair value of recognized assets or liabilities or of firm commitments (“fair value hedges”) or hedges of highly probable forecasted transactions (“cash flow hedges”), collectively known as “accounting hedges”. Hedges that are expected to be highly effective in achieving offsetting changes in fair value or cash flows are assessed on an ongoing basis to determine that they actually have been highly effective throughout the financial reporting periods for which they were designated. Some of the derivatives we use are effective in achieving our risk management objectives, but they do not meet the strict hedge accounting criteria. These derivatives are considered to be “non-hedge derivatives”.

d)    Summary of Derivatives at December 31, 2018

	Notional Amount by Term to Maturity				Accounting Classification by Notional Amount
	Within 1 year	2 to 3 years	4 to 5 years	Total	Cash flow hedge	Non-Hedge	Fair value (USD)
US dollar interest rate contracts (US$ millions)
Total receive - float swap positions	$28	$14	$—	$42	$42	$—	$1
Currency contracts
PGK:US$ contracts (PGK millions)	23	—	—	23	—	23	—
Commodity contracts
Copper bought floor contracts (millions of pounds)	—	—	—	—	—	—	2
Fuel contracts (thousands of barrels)[1]	114	—	—	114	—	114	(3)

[1]
Fuel contracts represent a combination of WTI swaps and Brent options. These derivatives hedge physical supply contracts based on the price of fuel across our operating minesites plus a spread. WTI represents West Texas Intermediate and Brent represents Brent Crude Oil.

Fair Values of Derivative Instruments

	Asset Derivatives			Liability Derivatives
	Balance Sheet Classification	Fair Value as at Dec. 31, 2018	Fair Value as at Dec. 31, 2017	Balance Sheet Classification	Fair Value as at Dec. 31, 2018	Fair Value as at Dec. 31, 2017
Derivatives designated as hedging instruments
US dollar interest rate contracts	Other assets	$1	$1	Other liabilities	$—	$—
Commodity contracts	Other assets	2	—	Other liabilities	2	25
Total derivatives classified as hedging instruments		$3	$1		$2	$25
Derivatives not designated as hedging instruments
Commodity contracts	Other assets	$—	$2	Other liabilities	$1	$7
Total derivatives not designated as hedging instruments		$—	$2		$1	$7
Total derivatives		$3	$3		$3	$32

 As of December 31, 2018, we had 12 counterparties to our derivative positions. We proactively manage our exposure to individual counterparties in order to mitigate both credit and liquidity risks. We have five counterparties with which we hold a net asset position of $2 million, and seven counterparties with which we are in a net liability position, for a total net liability of $2 million. On an ongoing basis, we monitor our exposures and ensure that none of the counterparties with which we hold outstanding contracts has declared insolvency.

US Dollar Interest Rate Contracts
Cash Flow Hedges
At December 31, 2018, Acacia has $42 million of pay-fixed receive-float interest rate swaps to hedge the floating rate debt associated with the Bulyanhulu plant expansion. These contracts, designated as cash flow hedges, convert the floating rate debt as it is drawn against the financing agreement.

Currency Contracts
Cash Flow Hedges
During the year, no currency contracts have been designated against forecasted non-US dollar denominated expenditures. As at December 31, 2018, there are no outstanding currency contracts designated as cash flow hedges of our anticipated operating, administrative and sustaining capital spend.

Commodity Contracts
Diesel/Propane/Electricity/Natural Gas
Cash Flow Hedges
During 2015, 8,040 thousand barrels of WTI contracts designated against forecasted fuel consumption at our mines were designated as hedging instruments as a result of adopting IFRS 9 and did not qualify for hedge accounting prior to January 1, 2015. As at December 31, 2018, there are no outstanding WTI contracts designated as cash flow hedges of our exposure to forecasted fuel purchases at our mines.

Non-hedge Derivatives
During the year, Acacia entered into a contract to purchase 72 thousand barrels of Brent to economically hedge our exposure to forecasted fuel purchases for expected consumption at our mines. As at December 31, 2018, Acacia has 114 thousand barrels of Brent swaps outstanding that economically hedge our exposure to forecasted fuel purchases at our mines.
Metals Contracts
Cash Flow Hedges
During 2018, we purchased 44 million pounds of copper collars, of which nil remain outstanding at December 31, 2018. These contracts were designated as cash flow hedges, with the effective portion and the changes in time value of the hedge recognized in OCI and the ineffective portion recognized in non-hedge derivative gains (losses).

During 2015, we early terminated 65 million ounces of silver hedges. We realized net cash proceeds of approximately $190 million with $nil remaining crystallized in OCI at December 31, 2018, which was recognized in revenue as the exposure occurs. Any unrealized changes and realized gains/losses on ineffective amounts or time value have been recognized in the consolidated statements of income as gains on non-hedge derivatives.

Non-hedge Derivatives
We enter into purchased and written contracts with the primary objective of increasing the realized price on some of our gold and copper sales. During the year, Acacia purchased gold put options of 205 thousand ounces, of which 35 thousand ounces remain outstanding at December 31, 2018.
Cash Flow Hedge Gains (Losses) in Accumulated Other Comprehensive Income (“AOCI”)

	Commodity price hedges			Interest rate hedges
	Gold/Silver	Copper	Fuel	Long-term debt	Total
At January 1, 2017	$9	$—	($32)	($20)	($43)
Effective portion of change in fair value of hedging instruments	—	(11)	(8)	—	(19)
Transfers to earnings:
On recording hedged items in earnings/PP&E1	(7)	4	27	3	27
Hedge ineffectiveness due to changes in original forecasted transaction	—	—	5	—	5
At December 31, 2017	$2	($7)	($8)	($17)	($30)
Effective portion of change in fair value of hedging instruments	—	17	4	(1)	20
Transfers to earnings:
On recording hedged items in earnings/PP&E1	(2)	(10)	4	3	(5)
Hedge ineffectiveness due to changes in original forecasted transaction	—	—	—	—	—
At December 31, 2018	$—	$—	$—	($15)	($15)
Hedge gains/losses classified within	Gold/Silver sales	Copper sales	Cost of sales	Interest expense	Total
Portion of hedge gain (loss) expected to affect 2019 earnings[2]	$—	$—	$—	$—	$—

[1]	Realized gains (losses) on qualifying currency hedges of capital expenditures are transferred from OCI to PP&E on settlement.

[2]	Based on the fair value of hedge contracts at December 31, 2018.

Cash Flow Hedge Gains (Losses) at December 31

Derivatives in cash flow hedging relationships	Amount of gain (loss) recognized in OCI		Location of gain (loss) transferred from OCI into income/PP&E (effective portion)	Amount of gain (loss) transferred from OCI into income (effective portion)		Location of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)	Amount of gain (loss) recognized in income (ineffective portion and amount excluded from effectiveness testing)
	2018	2017		2018	2017		2018	2017
Interest rate contracts	($1)	($1)	Finance income/ finance costs	($3)	($3)	Gain (loss) on non-hedge derivatives	$—	$—
Commodity contracts	21	(18)	Revenue/cost of sales	8	(24)	Gain (loss) on non-hedge derivatives	—	(5)
Total	$20	($19)		$5	($27)		$—	($5)

e)     Gains (Losses) on Non-hedge Derivatives

For the years ended December 31	2018	2017
Commodity contracts
Gold	$—	$4
Silver[1]	2	7
Copper	—	(1)
Fuel	1	—
Currency Contracts	(3)	1
	$—	$11
Hedge ineffectiveness	—	(5)
	$—	$6

[1]	Relates to the amortization of crystallized OCI.

f)  Derivative Assets and Liabilities

	2018	2017
At January 1	($29)	($76)
Derivatives cash (inflow) outflow
Operating activities	11	62
Change in fair value of:
Non-hedge derivatives	(2)	4
Cash flow hedges:
Effective portion	20	(19)
Ineffective portion	—	5
Excluded from effectiveness changes	—	(5)
At December 31	$—	($29)
Classification:
Other current assets	$2	$2
Other long-term assets	1	1
Other current liabilities	(3)	(30)
Other long-term obligations	—	(2)
	$—	($29)